UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter December 31, 2017

Templeton Global Opportunities Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a +24.62% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Opportunities Trust’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Chua, CFA

Portfolio Manager

Templeton Global Opportunities Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Global Opportunities Trust

This annual report for Templeton Global Opportunities Trust covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares delivered a +22.04% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +24.62% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI ACWI.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president,

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow

Top 10 Countries
12/31/17
% of Total Net Assets
US	27.5%
China	11.3%
South Korea	10.3%
UK	8.5%
France	7.5%
Japan	6.2%
India	4.5%
Thailand	3.4%
Germany	3.1%
Netherlands	3.0%

potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions. The Fund may, from time to time, use certain derivative instruments to seek to hedge against currency risks.

Manager’s Discussion

During the 12 months under review, nearly all major regions represented in the Fund’s portfolio contributed to absolute performance. Relative to the MSCI ACWI, an overweighting in Asia significantly contributed to performance, with stock selection aiding relative performance to a lesser extent. Within Asia, key contributors included overall holdings in South Korea, India and Thailand. In Europe, overall positioning in the Netherlands and Germany helped relative results. On a sector basis, stock selection in financials, especially in banks, contributed significantly to relative performance.3 Further aiding relative performance was stock selection in the industrials sector, notably our positioning in airlines; in the materials sector, specifically in chemicals; in the real estate sector, particularly in real estate management and development; and in the telecommunication services sector, particularly in diversified telecommunication services.4

In the financials sector, our holdings in Asian banks Hana Financial Group (South Korea), KB Financial Group (South Korea) and Bangkok Bank (Thailand), as well as an

3. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.

4. The industrials sector comprises aerospace and defense, airlines, building products, industrial conglomerates and machinery in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI. The real estate sector comprises real estate management and development in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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off-benchmark position in Dutch insurer ASR Nederland5 (Netherlands), contributed to relative results. Prospects for improving corporate governance and political stability in Asia have combined with rising interest rates and genuine economic growth to benefit the regional banking sector. South Korean banks KB and Hana also benefited from investors overlooking geopolitical tensions and domestic political turmoil in 2017 and focusing instead on improving corporate fundamentals and upgraded earnings outlooks attributable, in part, to the first South Korean interest-rate hike in six years.

Within industrials, our holding in German airline Deutsche Lufthansa and an off-benchmark position in machinery firm CIMC Enric Holdings (China) drove relative performance. Lufthansa’s shares benefited from solid earnings results reported in 2017 and the company’s successful negotiation of a labor agreement with its pilots union that ended a five-year long dispute. Further supporting its shares was the insolvency of Germany’s number two airline, Air Berlin (not a Fund

Top 10 Holdings
12/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.2%
Microsoft Corp. Software, US	2.7%
Hana Financial Group Inc. Banks, South Korea	2.4%
KB Financial Group Inc. Banks, South Korea	2.3%
Citigroup Inc. Banks, US	1.9%
JPMorgan Chase & Co. Banks, US	1.8%
Oracle Corp. Software, US	1.7%
Amgen Inc. Biotechnology, US	1.6%
Comcast Corp. Media, US	1.5%
Alphabet Inc. Internet Software & Services, US	1.5%

Top 10 Sectors/Industries
12/31/17
% of Total Net Assets
Banks	17.3%
Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	8.7%
Technology Hardware, Storage & Peripherals	4.7%
Insurance	4.7%
Software	4.4%
Biotechnology	4.0%
Machinery	3.7%
Internet Software & Services	2.9%
Electronic Equipment, Instruments & Components	2.6%

holding), which was viewed by many investors as an opportunity for Lufthansa to consolidate its market share and improve its competitive positioning

In the materials sector, our positions in chemical manufacturing companies Akzo Nobel5 (Netherlands) and PTT Global Chemical (Thailand) helped the Fund’s performance.

Other notable contributors included our investment in consumer electronics company Samsung Electronics (South Korea) and off-benchmark positions in real estate manager and developer Oberoi Realty (India) and biotechnology firm Biocon (India).

In contrast, stock selection in the Middle East and Africa region, especially our positioning in Israel, detracted significantly from the Fund’s relative results. Stock selection in Europe, particularly in the UK, and in North America, notably in the US, hindered relative performance. In Asia, stock selection in China hurt relative results. On a sector basis, stock selection and an overweighting in health care, especially in pharmaceuticals, detracted from relative returns.6 An overweighting in energy also hurt relative results.7 Further weighing on relative performance was stock selection in the consumer discretionary and information technology (IT) sectors.8

Within health care, our positions in pharmaceutical companies Teva Pharmaceutical Industries (Israel) and Allergan (US), as

5. No longer held by period-end.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

7. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

8. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; internet software and services; IT services; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

well as in biotechnology firm Gilead Sciences (US), hindered relative performance. Teva experienced a challenging 2017. Its shares fell after management lowered its earnings guidance for 2017 and investors worried about the firm’s debt profile. Further pressuring shares were the loss of US patent protection for a key multiple sclerosis drug, a dividend cut and a debt rating downgrade. Encouragingly, the stock began to recover toward the end of 2017 after a seasoned chief executive officer joined the firm and announced a restructuring plan aimed at significantly reducing costs.

In energy, holdings in oilfield services providers Petrofac5 (UK) and Halliburton5 (US) and an off-benchmark position in energy equipment and services firm Hilong Holding (China) hindered relative results. Petrofac’s shares declined amid an escalating fraud investigation.

Other key detractors included Indonesia-based Matahari Department Store, insurance firm American International Group (US), drugstore Walgreen Boots Alliance5 (US) and electronic parts maker Murata Manufacturing (Japan).

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment primarily in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

Subsequent to fiscal year-end December 31, 2017, Cindy Sweeting retired effective January 1, 2018. Her responsibilities have been allocated to others in the portfolio management team.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

Alan Chua, CFA

Joanne Wong, CFA
Cindy L. Sweeting, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+22.04%	+15.03%
5-Year	+49.83%	+7.15%
10-Year	+32.46%	+2.24%

Advisor[4]
1-Year	+22.29%	+22.29%
5-Year	+51.77%	+8.70%
10-Year	+35.40%	+3.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/08–12/31/17)

Advisor Class (1/1/08–12/31/17)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.3675	$0.3007	$0.6682
C	$0.2216	$0.3007	$0.5223
Advisor	$0.4292	$0.3007	$0.7299

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	1.32%	1.36%
Advisor	1.07%	1.11%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +134.21% and +10.32%.

5. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17–12/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,100.00	$7.04	$1,018.50	$6.77	1.33%
C	$1,000	$1,095.90	$10.99	$1,014.72	$10.56	2.08%
Advisor	$1,000	$1,101.10	$5.72	$1,019.76	$5.50	1.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.19	$17.80	$20.58	$23.32	$18.72

Income from investment operations[a]:

Net investment income[b]	0.26	0.30 [c]	0.21	0.36 [d]	0.22

Net realized and unrealized gains (losses)	3.95	1.53	(1.80)	(1.29)	4.59

Total from investment operations	4.21	1.83	(1.59)	(0.93)	4.81

Less distributions from:

Net investment income	(0.37)	(0.31)	(0.12)	(0.48)	(0.21)

Net realized gains	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	(0.67)	(0.44)	(1.19)	(1.81)	(0.21)

Net asset value, end of year	$22.73	$19.19	$17.80	$20.58	$23.32

Total return[e]	22.04%	10.33%	(7.77)%	(4.06)%	25.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.36%	1.36%	1.35%	1.31%	1.32%

Expenses net of waiver and payments by affiliates	1.31% [f]	1.33%	1.35% [g]	1.31%	1.32%

Net investment income	1.23%	1.66% [c]	1.06%	1.52% [d]	1.04%

Supplemental data

Net assets, end of year (000’s)	$404,778	$378,648	$388,633	$471,936	$583,419

Portfolio turnover rate	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.71	$17.37	$20.14	$22.85	$18.40

Income from investment operations[a]:

Net investment income[b]	0.10	0.16 [c]	0.06	0.17 [d]	0.06

Net realized and unrealized gains (losses)	3.82	1.49	(1.74)	(1.25)	4.50

Total from investment operations	3.92	1.65	(1.68)	(1.08)	4.56

Less distributions from:

Net investment income	(0.22)	(0.18)	(0.02)	(0.30)	(0.11)

Net realized gains	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	(0.52)	(0.31)	(1.09)	(1.63)	(0.11)

Net asset value, end of year	$22.11	$18.71	$17.37	$20.14	$22.85

Total return[e]	21.07%	9.50%	(8.40)%	(4.79)%	24.83%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.11%	2.11%	2.10%	2.06%	2.07%

Expenses net of waiver and payments by affiliates	2.06% [f]	2.08%	2.10% [g]	2.06%	2.07%

Net investment income	0.48%	0.91% [c]	0.31%	0.77% [d]	0.29%

Supplemental data

Net assets, end of year (000’s)	$29,967	$27,773	$29,718	$33,967	$39,007

Portfolio turnover rate	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.16	$17.77	$20.55	$23.30	$18.70

Income from investment operations[a]:

Net investment income[b]	0.31	0.33 [c]	0.27	0.40 [d]	0.25

Net realized and unrealized gains (losses)	3.94	1.55	(1.81)	(1.27)	4.62

Total from investment operations	4.25	1.88	(1.54)	(0.87)	4.87

Less distributions from:

Net investment income	(0.43)	(0.36)	(0.17)	(0.55)	(0.27)

Net realized gains	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	(0.73)	(0.49)	(1.24)	(1.88)	(0.27)

Net asset value, end of year	$22.68	$19.16	$17.77	$20.55	$23.30

Total return	22.29%	10.63%	(7.53)%	(3.82)%	26.14%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%	1.11%	1.10%	1.06%	1.07%

Expenses net of waiver and payments by affiliates	1.06% [e]	1.08%	1.10% [f]	1.06%	1.07%

Net investment income	1.48%	1.91% [c]	1.31%	1.77% [d]	1.29%

Supplemental data

Net assets, end of year (000’s)	$20,695	$10,137	$9,519	$12,734	$10,679

Portfolio turnover rate	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, December 31, 2017

		Industry	Shares	Value
	Common Stocks 97.8%
	Belgium 0.4%
	UCB SA	Pharmaceuticals	23,150	$1,838,174

	Canada 2.9%
a	Husky Energy Inc.	Oil, Gas & Consumable Fuels	370,600	5,232,798
	Suncor Energy Inc.	Oil, Gas & Consumable Fuels	76,378	2,803,949
	Wheaton Precious Metals Corp.	Metals & Mining	228,758	5,057,024

				13,093,771

	China 11.3%
a	Baidu Inc., ADR	Internet Software & Services	26,080	6,108,197
	China Life Insurance Co. Ltd., H	Insurance	1,029,000	3,233,385
	China Medical System Holdings Ltd.	Pharmaceuticals	1,268,000	2,957,046
	China Mobile Ltd.	Wireless Telecommunication Services	356,900	3,620,231
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,243,610	4,877,379
a	CIMC Enric Holdings Ltd.	Machinery	6,690,000	5,625,770
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,425,000	4,918,628
	Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	5,767,000	4,207,415
	Hilong Holding Ltd.	Energy Equipment & Services	14,430,000	2,087,062
	Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	120,810	2,690,439
	Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	4,564,000	3,323,903
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	1,511,700	4,092,291
	Sinopharm Group Co. Ltd.	Health Care Providers & Services	893,200	3,864,167

				51,605,913

	France 7.5%
	AXA SA	Insurance	145,864	4,328,814
	BNP Paribas SA	Banks	77,933	5,820,625
	Cie Generale des Etablissements Michelin, B	Auto Components	41,042	5,886,904
	Compagnie de Saint-Gobain	Building Products	79,398	4,380,134
	Credit Agricole SA	Banks	173,222	2,868,078
	Sanofi	Pharmaceuticals	64,814	5,587,332
	Total SA	Oil, Gas & Consumable Fuels	93,223	5,150,086

				34,021,973

	Germany 3.1%
	Deutsche Lufthansa AG	Airlines	72,789	2,682,847
	HeidelbergCement AG	Construction Materials	20,807	2,253,023
	Merck KGaA	Pharmaceuticals	37,230	4,009,003
	Siemens AG, ADR	Industrial Conglomerates	76,524	5,300,817

				14,245,690

	Hong Kong 1.6%
a	NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	9,620,200	2,524,228
	Vinda International Holdings Ltd.	Household Products	1,145,000	2,297,958
	VTech Holdings Ltd.	Communications Equipment	178,800	2,343,462

				7,165,648

	India 4.5%
	Biocon Ltd.	Biotechnology	667,971	5,621,880
	Hero Motocorp Ltd.	Automobiles	73,901	4,381,679
	Oberoi Realty Ltd.	Real Estate Management & Development	640,667	4,829,087
	Torrent Pharmaceuticals Ltd.	Pharmaceuticals	262,570	5,834,409

				20,667,055

	Indonesia 0.6%
	Matahari Department Store Tbk PT	Multiline Retail	3,653,000	2,692,464

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

		Industry	Shares	Value
	Common Stocks (continued)
	Ireland 0.9%
	CRH PLC	Construction Materials	111,931	$4,022,801

	Israel 0.8%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	195,494	3,704,611

	Italy 2.1%
	Eni SpA	Oil, Gas & Consumable Fuels	195,591	3,238,447
a	UniCredit SpA	Banks	347,217	6,490,488

				9,728,935

	Japan 6.2%
	IHI Corp.	Machinery	136,400	4,539,202
	INPEX Corp.	Oil, Gas & Consumable Fuels	220,000	2,750,854
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	29,500	3,958,291
	Omron Corp.	Electronic Equipment, Instruments & Components	86,900	5,182,305
	SoftBank Group Corp.	Wireless Telecommunication Services	75,200	5,952,735
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	127,500	5,858,766

				28,242,153

	Luxembourg 0.5%
	L’Occitane International SA	Specialty Retail	1,243,750	2,279,642

	Netherlands 3.0%
	Aegon NV	Insurance	563,606	3,594,080
	ING Groep NV	Banks	192,023	3,530,715
	NN Group NV	Insurance	64,658	2,802,069
	SBM Offshore NV	Energy Equipment & Services	204,745	3,603,731

				13,530,595

	Singapore 0.3%
	First Resources Ltd.	Food Products	977,400	1,366,533

	South Korea 8.8%
	Hana Financial Group Inc.	Banks	229,106	10,689,288
	Hyundai Mobis Co. Ltd.	Auto Components	18,087	4,456,616
	KB Financial Group Inc.	Banks	173,858	10,326,827
	Lotte Chemical Corp.	Chemicals	10,326	3,560,106
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,246	7,748,737
	Samsung Life Insurance Co. Ltd.	Insurance	26,733	3,118,172

				39,899,746

	Switzerland 2.4%
	Roche Holding AG	Pharmaceuticals	22,810	5,770,683
	UBS Group AG	Capital Markets	285,190	5,250,997

				11,021,680

	Taiwan 1.5%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	284,000	3,139,920
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	1,667,000	3,478,184

				6,618,104

	Thailand 3.4%
	Bangkok Bank PCL, fgn	Banks	851,900	5,728,158
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	1,024,000	3,143,997
	PTT Global Chemical PCL, fgn	Chemicals	1,643,200	4,288,363
	Siam Commercial Bank PCL, fgn	Banks	488,100	2,247,928

				15,408,446

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

		Industry	Shares	Value
	Common Stocks (continued)
	United Kingdom 8.5%
	BAE Systems PLC	Aerospace & Defense	716,187	$5,541,912
	Barclays PLC	Banks	1,477,188	4,051,578
	BP PLC	Oil, Gas & Consumable Fuels	887,052	6,261,525
	HSBC Holdings PLC	Banks	644,925	6,679,231
	Johnson Matthey PLC	Chemicals	83,709	3,476,128
	Kingfisher PLC	Specialty Retail	781,454	3,563,797
	Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	8,132	272,350
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	160,120	5,424,232
a	Standard Chartered PLC	Banks	341,400	3,548,216

				38,818,969

	United States 27.5%
	Allergan PLC	Pharmaceuticals	18,730	3,063,853
a	Alphabet Inc., A	Internet Software & Services	6,640	6,994,576
	American International Group Inc.	Insurance	71,550	4,262,949
	Amgen Inc.	Biotechnology	42,620	7,411,618
	Apache Corp.	Oil, Gas & Consumable Fuels	23,180	978,660
	Capital One Financial Corp.	Consumer Finance	59,690	5,943,930
	Citigroup Inc.	Banks	116,330	8,656,115
	Comcast Corp., A	Media	175,380	7,023,969
a	CommScope Holding Co. Inc.	Communications Equipment	84,800	3,207,984
	ConocoPhillips	Oil, Gas & Consumable Fuels	41,580	2,282,326
	DXC Technology Co.	IT Services	56,780	5,388,422
	Eli Lilly & Co.	Pharmaceuticals	48,380	4,086,175
	Gilead Sciences Inc.	Biotechnology	73,200	5,244,048
	Helmerich & Payne Inc.	Energy Equipment & Services	81,060	5,239,718
	JPMorgan Chase & Co.	Banks	77,700	8,309,238
	Medtronic PLC	Health Care Equipment & Supplies	37,670	3,041,853
	Microsoft Corp.	Software	145,299	12,428,877
a	Navistar International Corp.	Machinery	162,730	6,977,863
	Oracle Corp.	Software	159,340	7,533,426
	Pfizer Inc.	Pharmaceuticals	75,124	2,720,991
	Rockwell Collins Inc.	Aerospace & Defense	33,110	4,490,378
	Twenty-First Century Fox Inc., A.	Media	132,410	4,572,117
	Voya Financial Inc.	Diversified Financial Services	110,400	5,461,488

				125,320,574

	Total Common Stocks (Cost $318,004,041)			445,293,477

	Preferred Stocks (Cost $5,844,045) 1.5%
	South Korea 1.5%
b	Samsung Electronics Co. Ltd., 2.323%, pfd.	Technology Hardware, Storage & Peripherals	3,595	7,039,279

	Total Investments before Short Term
	Investments (Cost $323,848,086)			452,332,756

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS

		Principal Amount	Value
	Short Term Investments (Cost $2,899,831) 0.7%
	U.S. Government and Agency Securities 0.7%
	United States 0.7%
c	FHLB, 1/02/18	$2,900,000	$2,900,000

	Total Investments (Cost $326,747,917) 100.0%		455,232,756
	Other Assets, less Liabilities 0.0%†		207,351

	Net Assets 100.0%		$455,440,107

See Abbreviations on page 30.

†Rounds to less than 0.1% of net assets.

aNon-Income producing.

bVariable rate security. The rate shown represents the yield at period end.

cThe security was issued on a discount basis with no stated coupon rate.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$326,747,917

Value - Unaffiliated issuers	$455,232,756
Cash	238,158
Receivables:
Capital shares sold	548,868
Dividends and interest	1,107,887
European Union tax reclaims	321,251
Other assets	50

Total assets	457,448,970

Liabilities:
Payables:
Capital shares redeemed	539,878
Management fees	323,078
Distribution fees	214,612
Transfer agent fees	125,012
Deferred tax	648,277
Accrued expenses and other liabilities	158,006

Total liabilities	2,008,863

Net assets, at value	$455,440,107

Net assets consist of:
Paid-in capital	$326,984,258
Undistributed net investment income	216,030
Net unrealized appreciation (depreciation)	127,856,255
Accumulated net realized gain (loss)	383,564

Net assets, at value	$455,440,107

Class A:
Net assets, at value	$404,777,788

Shares outstanding	17,808,271

Net asset value per share[a]	$22.73

Maximum offering price per share (net asset value per share ÷ 94.25%)	$24.12

Class C:
Net assets, at value	$ 29,967,186

Shares outstanding	1,355,065

Net asset value and maximum offering price per share[a]	$22.11

Advisor Class:
Net assets, at value	$ 20,695,133

Shares outstanding	912,319

Net asset value and maximum offering price per share	$22.68

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$11,048,157
Interest:
Unaffiliated issuers	52,211
Income from securities loaned (net of fees and rebates)	9,852

Total investment income	11,110,220

Expenses:
Management fees (Note 3a)	3,896,716
Distribution fees: (Note 3c)
Class A	980,075
Class C	288,832
Transfer agent fees: (Note 3e)
Class A	503,770
Class C	37,120
Advisor Class	20,643
Custodian fees (Note 4)	57,547
Reports to shareholders	52,898
Registration and filing fees	70,477
Professional fees	105,794
Trustees’ fees and expenses	39,953
Other	52,508

Total expenses	6,106,333
Expense reductions (Note 4)	(4,143)
Expenses waived/paid by affiliates (Note 3f and 3g)	(183,311)

Net expenses	5,918,879

Net investment income	5,191,341

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	16,463,432
Foreign currency transactions	(11,617)
Forward exchange contracts	(2,078,372)

Net realized gain (loss)	14,373,443

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	68,060,864
Translation of other assets and liabilities denominated in foreign currencies	54,478
Forward exchange contracts	(340,708)
Change in deferred taxes on unrealized appreciation	(648,277)

Net change in unrealized appreciation (depreciation)	67,126,357

Net realized and unrealized gain (loss)	81,499,800

Net increase (decrease) in net assets resulting from operations	$86,691,141

*Foreign taxes withheld on dividends	$1,034,449

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$5,191,341	$6,561,169
Net realized gain (loss)	14,373,443	(1,865,914)
Net change in unrealized appreciation (depreciation)	67,126,357	34,797,540

Net increase (decrease) in net assets resulting from operations	86,691,141	39,492,795

Distributions to shareholders from:
Net investment income:
Class A	(6,555,244)	(6,191,968)
Class C	(301,337)	(261,936)
Advisor Class	(369,891)	(189,486)
Net realized gains:
Class A	(5,280,075)	(2,567,616)
Class C	(403,254)	(193,924)
Advisor Class	(268,248)	(63,922)

Total distributions to shareholders	(13,178,049)	(9,468,852)

Capital share transactions: (Note 2)
Class A	(40,032,213)	(37,422,731)
Class C	(2,623,372)	(3,907,791)
Advisor Class	8,024,596	(5,770)

Total capital share transactions	(34,630,989)	(41,336,292)

Net increase (decrease) in net assets	38,882,103	(11,312,349)
Net assets:
Beginning of year	416,558,004	427,870,353

End of year	$455,440,107	$416,558,004

Undistributed net investment income included in net assets:
End of year	$216,030	$4,341,150

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Annual Report	21

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

22	Annual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,602,885	$34,202,125	1,374,790	$24,390,926
Shares issued in reinvestment of distributions	430,688	9,559,617	365,763	6,943,187
Shares redeemed	(3,953,630)	(83,793,955)	(3,840,452)	(68,756,844)

Net increase (decrease)	(1,920,057)	$(40,032,213)	(2,099,899)	$(37,422,731)

Class C Shares:
Shares sold	132,981	$2,789,217	82,779	$1,441,310
Shares issued in reinvestment of distributions	32,374	694,283	24,022	441,176
Shares redeemed	(294,828)	(6,106,872)	(333,455)	(5,790,277)

Net increase (decrease)	(129,473)	$(2,623,372)	(226,654)	$(3,907,791)

Advisor Class Shares:
Shares sold	631,748	$13,328,720	237,392	$4,357,322
Shares issued in reinvestment of distributions	25,706	570,891	11,119	211,279
Shares redeemed	(274,272)	(5,875,015)	(255,001)	(4,574,371)

Net increase (decrease)	383,182	$8,024,596	(6,490)	$(5,770)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.892% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$27,112
CDSC retained	$ 281

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $561,533, of which $266,972 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	—	3,722,110	(3,722,110)	—	$ —	$ —	$ —	$ —

g. Waiver and Expense Reimbursements

TIC has contractually agreed in advance to limit the investment management fees to 0.85% of the average daily net assets of the Fund until April 30, 2018.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended December 31, 2017, the Fund utilized $6,216,490 of capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$7,226,472	$6,643,782
Long term capital gain	5,951,577	2,825,070
	$13,178,049	$9,468,852

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$329,952,833
Unrealized appreciation	$144,399,208
Unrealized depreciation	(19,119,285)
Net unrealized appreciation (depreciation)	$125,279,923

Undistributed ordinary income	$2,019,269
Undistributed long term capital gains	1,529,374
Distributable earnings	$3,548,643

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $97,891,044 and $144,421,161, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(2,078,372)	Forward exchange contracts	$(340,708)

For the year ended December 31, 2017, the average month end contract value for forward exchange contracts was $27,777,360.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$452,332,756	$—	$—	$452,332,756
Short Term Investments	—	2,900,000	—	2,900,000

Total Investments in Securities	$452,332,756	$2,900,000	$—	$455,232,756

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Opportunities Trust (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $6,708,160 as a long term capital gain dividend for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 26.90% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,873,458 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2017, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0498	$0.2628	$0.1595
Class C	$0.0498	$0.1374	$0.0833
Advisor Class	$0.0498	$0.3114	$0.1888

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Opportunities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Global Opportunities Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Trust’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Global Opportunities Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade and (ii) sufficient votes were not received to pass the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	9,014,920	823,877
Ann Torre Bates	9,016,069	822,728
Mary C. Choksi	9,014,452	824,346
Edith E. Holiday	9,012,998	825,799
Gregory E. Johnson	9,015,806	822,991
Rupert H. Johnson, Jr.	9,014,399	824,398
J. Michael Luttig	9,012,456	826,341
David W. Niemiec	9,013,382	825,415
Larry D. Thompson	9,013,525	825,272
Constantine D. Tseretopoulos	9,016,352	822,445
Robert E. Wade	9,014,920	823,877

Total Trust Shares Outstanding*: 20,239,045

*As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	6,218,767
Against	520,904
Abstain	673,995
Broker Non-Votes	2,425,133
Total Fund Shares Voted	9,838,797
Total Trust Shares Outstanding*	20,239,045

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	6,166,936
Against	476,774
Abstain	769,954
Broker Non-Votes	2,425,133
Total Fund Shares Voted	9,838,797
Total Trust Shares Outstanding*	20,239,045

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1989	26	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	153	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1993 and Vice President since 1996	139	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer and Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Templeton Global Opportunities Trust

Investment Manager

Templeton Investment Counsel, LLC

Subadvisors

Templeton Asset Management Ltd.

Franklin Templeton Investments (Asia) Limited

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	415 A 02/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,650 for the fiscal year ended December 31, 2017 and $45,801 for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,071 for the fiscal year ended December 31, 2017 and $3,011 for the fiscal year ended December 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $17,071 for the fiscal year ended December 31, 2017 and $3,011 for the fiscal year ended December 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	February 26, 2018